UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2012

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 1, 2012, Reinsurance Group of America, Incorporated (the “Company”) adopted Accounting Standards Update 2010–26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (the “Update”), on a retrospective basis. The Update specifies that only costs related directly to the successful acquisition of new or renewal contracts can be capitalized as deferred acquisition costs; all other acquisition-related costs must be expensed as incurred. This Current Report on Form 8-K (this “Current Report”) is being filed to reflect the impact of the adoption of the Update on the Company’s previously filed financial statements and other disclosures included in the Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Annual Report”) filed with the U.S. Securities and Exchange Commission (“SEC”) on February 29, 2012. For further detail, see Note 2 of the consolidated financial statements in Exhibit 99.1 to this Current Report.

In addition, in response to a comment letter received from the SEC, the Company has removed the “Unaudited” label from Note 11 of the consolidated financial statements in Exhibit 99.1 to this Current Report.

The following items of the 2011 Annual Report (collectively, the “Revised Sections”) are being revised in Exhibit 99.1 to this Current Report:

Part I, Item 1. Business (“Overview” section only)

Part I, Item 1A. Risk Factors (“Our international operations involve inherent risks” risk factor only)

Part II, Item 6. Selected Financial Data

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV, Item 15. Exhibits and Financial Statement Schedules

The Revised Sections are being filed as Exhibit 99.1 to this Current Report and such exhibit is incorporated by reference herein. The disclosures filed as Exhibit 99.1 should be read in conjunction with the 2011 Annual Report and supplement and supersede the corresponding portions of the 2011 Annual Report, as specified above and in such exhibit. No items of the 2011 Annual Report other than those identified above or in Exhibit 99.1 are being revised by this Current Report. Information in the 2011 Annual Report is generally stated as of December 31, 2011. This Current Report does not reflect any subsequent information or events other than the changes indentified above or in Exhibit 99.1 and the Revised Sections have not been updated for any other activities or events occurring after the filing date of the 2011 Annual Report. This Current Report does not purport to update the Risk Factors or Management’s Discussion and Analysis of Financial Condition and Results of Operations (including the Forward-Looking and Cautionary Statements therein) contained in the 2011 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described in Exhibit 99.1 or above. More current information about the Company is contained in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, our other Current Reports on Form 8-K and other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

12.1	Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Revised items in 2011 Annual Report on Form 10-K :

Part I, Item 1. Business (“Overview” section only)

Part I, Item 1A. Risk Factors (“Our international operations involve inherent risks” risk factor only)

Part II, Item 6. Selected Financial Data

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV, Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reinsurance Group of America, Incorporated

Date: July 13, 2012	By:	/s/ Jack B. Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

12.1	Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Revised items in 2011 Annual Report on Form 10-K :

Part I, Item 1. Business (“Overview” section only)

Part I, Item 1A. Risk Factors (“Our international operations involve inherent risks” risk factor only)

Part II, Item 6. Selected Financial Data

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV, Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

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